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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT AUDITORS

     We consent to the incorporation by reference in the Registration Statements File Nos. 33-31662, 33-56384, 33-56386, 33-65790, 33-64349, 333-13531,
333-24133, 333-39587, 333-44345 and 333-45207 of EVI, Inc. of our report dated
January 15, 1998, with respect to the consolidated financial statements of Trico Industries, Inc. for the years ended December 31, 1995 and 1996 included in EVI, Inc.'s Amendment No. 1 to the Form 8-K dated December 2, 1997 on Form 8-K/A.

                                            /s/ ERNST & YOUNG LLP

San Antonio, Texas
February 11, 1998